UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
          Validus Holdings, Ltd. is furnishing certain information regarding reconciliation of non-GAAP financial measures used in certain of its public communications. This information is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 contains a description of the Company’s calculation of non-GAAP financial measures, a historical presentation of such non-GAAP financial measures, a discussion of the reasons for the Company’s use of non-GAAP measures and a reconciliation of the differences between non-GAAP financial measures and the most directly comparable financial measures calculated in accordance with U.S. GAAP.
          The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Reconciliation of non-GAAP financial measures

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 11, 2009

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ C. Jerome Dill
Name:	C. Jerome Dill
Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Reconciliation of non-GAAP financial measures